UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 15, 2006
Metrocorp, Inc.
(Exact name of registrant as specified in its charter)

Illinois	002-50219	36-2786335

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1523 8th Street, East Moline, Illinois	61244

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (309) 755-0671
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03: Amendments to Articles of Incorporation or Bylaws
Effective at the meeting on May 15, 2006, the Board of Directors of Metrocorp, Inc. amended the Bylaws to reduce the size of the Board from 6 to 5 persons. This amendment removed the vacancy on the Board which occurred when Mr. Ben Ryan, Jr. resigned, as previously reported in the Company’s Current Report on Form 8-K dated April 20, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METROCORP, INC.
Date: May 23, 2006	By:	/s/ Gary D. Andersen
Gary D. Andersen
President